EX-99.1

SHOE CARNIVAL DECLARES QUARTERLY CASH DIVIDEND AND ANNOUNCES NEW $50 MILLION SHARE REPURCHASE PROGRAM

Company to Pay Quarterly Cash Dividend of $0.135 Per Share

Evansville, Indiana, December 12, 2024 - Shoe Carnival, Inc. (Nasdaq: SCVL) (the “Company”), a leading retailer of footwear and accessories for the family, announced today that its Board of Directors approved the payment of a quarterly cash dividend of $0.135 per share to be paid on January 27, 2025, to shareholders of record as of the close of business on January 13, 2025.

Additionally, its Board of Directors authorized a new share repurchase program for up to $50 million of its outstanding common stock, effective January 1, 2025. The new share repurchase program will replace an existing $50 million share repurchase program that was authorized on December 14, 2023, and will expire in accordance with its terms on December 31, 2024. Additional purchases may be made under the existing share repurchase program prior to its expiration.

“This marks our 51st consecutive quarterly dividend and we continue to drive solid cash flow, funding our operations and growth strategies without debt. Our strong capital structure, liquidity management and profitability position us well to continue delivering enhanced shareholder value and pursuing our vision to be the nation’s leading family footwear retailer,” commented Mark Worden, Shoe Carnival’s President and Chief Executive Officer.

Purchases under the new share repurchase program may be made in the open market or through privately negotiated transactions from time-to-time through December 31, 2025, and in accordance with applicable laws, rules and regulations. Repurchases may also be made pursuant to a Rule 10b5-1 plan, which, if adopted by the Company, would permit shares to be repurchased in accordance with pre-determined criteria when the Company might otherwise be prohibited from doing so under insider trading laws or because of self-imposed trading blackout periods. The share repurchase program may be amended, suspended or discontinued at any time and does not commit the Company to repurchase shares of its common stock. The Company intends to fund the share repurchase program from cash on hand and any shares acquired will be available for stock-based compensation awards and other corporate purposes.

The actual number and value of the shares to be purchased will depend on the performance of the Company’s stock price and other market and economic factors.

Future declarations of dividends are subject to approval of the Board of Directors and will depend on the Company’s results of operations, financial condition, business conditions and other factors deemed relevant by the Board of Directors.

About Shoe Carnival

Shoe Carnival, Inc. is one of the nation’s largest family footwear retailers, offering a broad assortment of dress, casual and athletic footwear for men, women and children with emphasis on national name brands. As of December 12, 2024, the Company operates 431 stores in 36 states and Puerto Rico under its Shoe Carnival and Shoe Station banners and offers shopping at www.shoecarnival.com and www.shoestation.com. Headquartered in Evansville, IN, Shoe Carnival, Inc. trades on The Nasdaq Stock Market LLC under the symbol SCVL. Press releases and annual reports are available on the Company's website at www.shoecarnival.com.

Contact Information

Steve R. Alexander

Shoe Carnival Investor Relations

(812) 867-4034

Cautionary Statement Regarding Forward-Looking Information

As used herein, “we”, “our” and “us” refer to Shoe Carnival, Inc. This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties, such as statements about our future growth, operations, cash flows and shareholder returns, as well as our growth strategy and profit transformation.

A number of factors could cause our actual results, performance, achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. These factors include, but are not limited to: our ability to control costs and meet our labor needs in a rising wage, inflationary, and/or supply chain constrained environment; the impact of competition and pricing, including our ability to maintain current promotional intensity levels; the effects and duration of economic downturns and unemployment rates; our ability to achieve expected operating results from, and planned growth of, our Shoe Station banner, which includes the recently acquired stores and operations of Rogan’s, within expected time frames, or at all; the potential impact of national and international security concerns, including those caused by war and terrorism, on the retail environment; general economic conditions in the areas of the continental United States and Puerto Rico where our stores are located; changes in the overall retail environment and more specifically in the apparel and footwear retail sectors; our ability to successfully utilize the e-commerce sales channel and its impact on traffic and transactions in our physical stores; the success of the open-air shopping centers where many of our stores are located and the impact on our ability to attract customers to our stores; our ability to attract customers to our e-commerce platform and to successfully grow our omnichannel sales; the effectiveness of our inventory management, including our ability to manage key merchandise vendor relationships and direct-to-consumer initiatives; changes in our relationships with other key suppliers; changes in the political and economic environments in, the status of trade relations with, and the impact of changes in trade policies and tariffs impacting, China and other countries which are the major manufacturers of footwear; our ability to successfully manage and execute our marketing initiatives and maintain positive brand perception and recognition; our ability to successfully manage our current real estate portfolio and leasing obligations; changes in weather, including patterns impacted by climate change; changes in consumer buying trends and our ability to identify and respond to emerging fashion trends; the impact of disruptions in our distribution or information technology operations including at our distribution center located in Evansville, IN; the impact of natural disasters, public health and political crises, civil unrest, and other catastrophic events on our operations and the operations of our suppliers, as well as on consumer confidence and purchasing in general; the duration and spread of a public health crisis and the mitigating efforts deployed, including the effects of government stimulus on consumer spending; risks associated with the seasonality of the retail industry; the impact of unauthorized disclosure or misuse of personal and confidential information about our customers, vendors and employees, including as a result of a cybersecurity breach; our ability to effectively integrate Rogan’s, retain Rogan’s employees, and achieve the expected operating results, synergies, efficiencies and other benefits from the Rogan’s acquisition within the expected time frames, or at all; risks that the Rogan’s acquisition may disrupt our current plans and operations or negatively impact our relationship with our vendors and other suppliers; our ability to successfully execute our business strategy, including the availability of desirable store locations at acceptable lease terms, our ability to identify, consummate or effectively integrate future acquisitions, our ability to implement and adapt to new technology and systems, our ability to open new stores in a timely and profitable manner, including our entry into major new markets, and the availability of sufficient funds to implement our business plans; higher than anticipated costs associated with the closing of underperforming stores; the inability of manufacturers to deliver products in a timely manner; an increase in the cost, or a disruption in the flow, of imported goods; the impact of regulatory changes in the United States, including minimum wage laws and regulations, and the countries where our manufacturers are located; the resolution of litigation or regulatory proceedings in which we are or may become involved; continued volatility and disruption in the capital and credit markets; future stock repurchases under our stock repurchase program and future dividend payments; and other factors described in the Company’s SEC filings, including the Company’s latest Annual Report on Form 10-K. In addition, these forward-looking statements necessarily depend upon assumptions, estimates and dates that may be incorrect or imprecise and involve known and unknown risks, uncertainties and other factors. Accordingly, any forward-looking statements included in this press release do not purport to be predictions of future events or circumstances and may not be realized. Forward-looking statements can be identified by, among other things, the use of forward-looking terms such as “believes,” “expects,” “aims,” “on track,” “may,” “will,” “should,” “seeks,” “pro forma,” “anticipates,” “intends” or the negative of any of these terms, or comparable terminology, or by discussions of strategy or intentions. Given these uncertainties, we caution investors not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We disclaim any obligation to update any of these factors or to publicly announce any revisions to the forward-looking statements contained in this press release to reflect future events or developments.